Exhibit 10.6

AMENDMENT NO. 2 (this “Amendment”), dated as of August 21, 2024, to the Credit Agreement, dated as of March 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 2 Effective Date (as defined below), the “Existing Credit Agreement”), by and among RED ROBIN INTERNATIONAL, INC. (the “Borrower”), RED ROBIN GOURMET BURGERS, INC. (“Holdings”), the LENDERS and the ISSUING BANKS from time to time party thereto, FORTRESS CREDIT CORP., as Administrative Agent and Collateral Agent and JPMORGAN CHASE BANK, N.A., as Sole Lead Arranger and Sole Bookrunner.
WHEREAS, subject to the satisfaction of the conditions set forth in Section 5 below, the Loan Parties have requested that each of the financial institutions signatory hereto as a “Second Amendment Incremental Revolving Facility Lender” and listed on Exhibit A attached hereto as holding a “Second Amendment Incremental Revolving Facility Commitment” (each, a “Second Amendment Incremental Revolving Facility Lender” and collectively, the “Second Amendment Incremental Revolving Facility Lenders”) agree, effective as of the Amendment No. 2 Effective Date, to extend Incremental Revolving Facility Commitments (the “Second Amendment Incremental Revolving Facility Commitment”, and the Incremental Revolving Loans extended thereunder, the “Second Amendment Incremental Revolving Loans”) in the amount set forth opposite such Second Amendment Incremental Revolving Facility Lender’s name in Exhibit A attached hereto, with the proceeds of which to be used for purposes permitted under the Credit Agreement (the “Second Amendment Incremental Revolving Facility”);
WHEREAS, pursuant to Section 9.08 of the Existing Credit Agreement, the Required Lenders and the Borrower may amend the Existing Credit Agreement, including the amendments contemplated herein.
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) desire to enter into this Amendment to effect the amendments to the Existing Credit Agreement set forth herein subject to the conditions set forth in Section 5 hereof.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2.Second Amendment Incremental Revolving Facility Commitment. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date:
(a)Each Second Amendment Incremental Revolving Facility Lender severally and not jointly agrees, on the terms and subject to the conditions set forth herein, to extend to the Borrower on the Amendment No. 2 Effective Date, the Second Amendment Incremental Revolving Facility Commitment in the amount set forth opposite such Second Amendment Incremental Revolving Facility Lender’s name on Exhibit A attached hereto under the heading “Second Amendment Incremental Revolving Facility Commitment” and to make Second Amendment Incremental Revolving Loans to the Borrower at any time from time to time on and after the Amendment No. 2 Effective Date in accordance with the Amended Credit Agreement. The Second Amendment Incremental Revolving Facility

Commitment shall be deemed to be made in addition to the Revolving Facility Commitment as an increase thereto and shall constitute a portion of the Revolving Facility Commitment for all purposes under the Amended Credit Agreement and each Loan Document. Each party hereto acknowledges and agrees that, effective as of the Amendment No. 2 Effective Date, (i) each Second Amendment Incremental Revolving Facility Lender shall become a “Revolving Facility Lender”, (ii) all Second Amendment Incremental Revolving Facility Commitments shall be deemed to be “Revolving Facility Commitments” and (iii) once funded, all Second Amendment Incremental Revolving Loans shall be deemed to be “Revolving Facility Loans”, in each case, for all purposes under the Amended Credit Agreement and each Loan Document. The Second Amendment Incremental Revolving Loans shall have the same terms and provisions as, the Initial Revolving Loans, as further set forth herein and in the Credit Agreement, including with respect to the Applicable Margin. It is agreed and understood that the Second Amendment Incremental Revolving Facility Commitments are Incremental Revolving Facility Commitments under Section 2.19 of the Existing Credit Agreement.
(b)Notwithstanding any notice or other requirements set forth in Section 2.06 of the Amended Credit Agreement, on October 6, 2025 (x) the Second Amendment Incremental Revolving Facility Commitments of the Second Amendment Incremental Revolving Facility Lenders to make any Second Amendment Incremental Revolving Loans under the Credit Agreement or the other Loan Documents shall be automatically terminated (such that, for the avoidance of doubt, the then current Revolving Facility Commitments shall be reduced by $15,000,000), and no Second Amendment Incremental Revolving Facility Lender shall have any further obligation to make any Second Amendment Incremental Revolving Loans to the Borrower and (y) the Borrower shall repay in full in immediately available funds any outstanding Revolving Facility Loans to the extent the Revolving Facility Credit Exposure exceeds the Revolving Facility Commitments after giving effect to such reduction. Such reduction shall be made ratably among the Revolving Facility Lenders in accordance with their Revolving Facility Commitments.
(c)The Administrative Agent and the Required Lenders party hereto agree that the requirements to make any Incremental Facilities Offer and/or deliver any Incremental Facilities Notice shall be deemed conclusively satisfied as of the Amendment No. 2 Effective Date.
SECTION 3.Amendment. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date:
(a)the definitions of “Adjustment Date” and “Pricing Grid” contained in Section 1.01 of the Existing Credit Agreement are deleted in their entirety.
(b)the definition of “Applicable Margin” contained in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety with the following:
“Applicable Margin” shall mean for any day (i) with respect to any Initial Term Loan, 7.50% per annum in the case of any SOFR Loan and 6.50% per annum in the case of any ABR Loan, (ii) with respect to any Initial Revolving Loan, 7.50% per annum in the case of any SOFR Loan and 6.50% per annum in the case of any ABR Loan and (iii) with respect to any Other Term Loan or Other Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement relating thereto.
(c)a definition of “Financial Covenant Relief Period End Date” shall be inserted in Section 1.01 of the Credit Agreement in the appropriate alphabetical order and state in its entirety the following:

“Financial Covenant Relief Period End Date” means October 5, 2025.
(d)Section 5.04 of the Existing Credit Agreement is amended by (i) deleting the “and” at the end of clause (d), (ii) deleting the “.” at the end of clause (e) and replacing in lieu thereof “;” and (iii) adding the following new clauses (f) and (g):
    (f)    Solely during the period commencing on August 21, 2024 and ending on the Financial Covenant Relief Period End Date, on or before the fifth (5th) Business Day after the end of each week, the Loan Parties shall deliver to the Administrative Agent, a reasonably-detailed report setting forth same-restaurant sales and traffic for the immediately preceding week, with such supporting materials as the Administrative Agent may reasonably request; and
    (g)    Solely during the period commencing on August 21, 2024 and ending on the Financial Covenant Relief Period End Date, on or before the thirtieth (30th) day after the end of each four-week accounting period, the Loan Parties shall deliver to the Administrative Agent, a profit and loss statement for each restaurant for such four-week accounting period, with such supporting materials as the Administrative Agent may reasonably request.
(e)Section 6.11 of the Existing Credit Agreement is amended and restated in its entirety with the following:
Section 6.11    Financial Covenant. The Borrower shall not permit the Net Total Leverage Ratio as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date (beginning with the end of the first full fiscal quarter ending after the Closing Date):

Date	Maximum Net Total Leverage Ratio
July 10, 2022	4.50:1.00
October 2, 2022	4.50:1.00
December 25, 2022	4.50:1.00
April 16, 2023 July 9, 2023 October 1, 2023 December 31, 2023 April 21, 2024 July 14, 2024 October 6, 2024 December 29, 2024 April 20, 2025	4.50:1.00 4.00:1.00 4.00:1.00 4.00:1.00 4.00:1.00 3.50:1.00 5.00:1.00 5.50:1.00 5.00:1.00
July 13, 2025	4.25:1.00
October 5, 2025	3.25:1.00
December 28, 2025 and the last day of each fiscal quarter thereafter	3.00:1.00

(f)Clause (iii) of Section 7.01(d) of the Existing Credit Agreement is amended and restated in its entirety with the following:
    (iii) Section 5.04(a), (b), (c), (f) and (g) and such default under this clause (iii) shall continue unremedied for a period of five (5) Business Days.
(g)Schedule 2.01 of the Existing Credit Agreement is hereby amended by adding thereto the Second Amendment Incremental Revolving Facility Commitment schedule set forth on Exhibit A hereto.
SECTION 4.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants (as to itself) to the other parties hereto on the Amendment No. 2 Effective Date that:
(a)each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Amendment;
(b)this Amendment has been duly authorized by all corporate, shareholder, partnership, limited liability company or similar action required to be obtained by such Loan Party;
(c)this Amendment does not and will not (i) (A) violate any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation, amalgamation or other constitutive documents (including any partnership, limited liability company, operating or shareholders’ agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred shares, agreement or other instrument to which such Loan Party is a party or by which any of them or any of its property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred shares, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) (other than clause (B) thereof) or this clause (ii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
(d)this Amendment does not and will not require any action, consent or approval or, registration or filing with or any other action by any Governmental Authority, except (i) such as have been made or obtained and are in full force and effect, (ii) such actions, consents and approvals the failure or which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (iii) any other filings, registrations or notifications required by the Security Documents;
(e)all representations and warranties of the Borrower and each other Loan Party contained in Section 3 of the Existing Credit Agreement or any other Loan Document are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case, on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and
(f)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 2 Effective Date or, after giving effect hereto.
SECTION 5.Amendment No. 2 Effective Date. The effectiveness of this Amendment shall be subject to the satisfaction (or waiver) of the following conditions precedent (the date of which this Amendment becomes effective, the “Amendment No. 2 Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received a counterpart signature page of this Amendment duly executed by the Borrower, each other Loan Party, the Administrative Agent, the Collateral Agent, the Required Lenders and the Second Amendment Incremental Revolving Facility Lenders (in each case, including by way of facsimile or other electronic transmission);
(b)the Administrative Agent shall have received an executed copy of that certain Lender Fee Letter - Amendment No. 2, dated as of the Amendment No. 2 Effective Date (“Second Amendment Fee Letter”), by and among the Borrower, Holdings and the Administrative Agent;
(c)the Administrative Agent (or its counsel) shall have received the executed legal opinions, each in customary form, of (i) Kirkland & Ellis LLP, New York and Delaware counsel to the Loan Parties and (ii) Holland & Hart LLP, special Nevada counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent;
(d)The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying:
(i) that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary or Assistant Secretary of such Loan Party or other person duly authorized by the constituent documents of such Loan Party,
(ii) that attached thereto is a certificate of good standing (or equivalent document) from the Secretary of State (or other similar official) of the jurisdiction of its organization,
(iii) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Amendment No. 2 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below,
(iv) that attached thereto is a true and complete copy of the minutes of, or resolutions duly adopted by, the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Amendment and any other Loan Documents

(and any agreements relating thereto) dated as of the Amendment No. 2 Effective Date to which such person is a party and that such minutes or resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 2 Effective Date, and
(v) as to the incumbency and specimen signature of each officer executing the Amendment or any other document delivered in connection herewith on behalf of such Loan Party.
(e)the Administrative Agent shall have received a solvency certificate signed by a Financial Officer of Holdings confirming the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to this Amendment;
(f)the Second Amendment Incremental Revolving Facility Commitments shall satisfy the conditions for the incurrence and effectiveness of Incremental Revolving Facility Commitments set forth in Section 2.19 of the Credit Agreement;
(g)on the Amendment No. 2 Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date;
(h)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 2 Effective Date or, after giving effect hereto; and
(i)the Administrative Agent shall have received (i) the applicable fees set forth in that certain Second Amendment Fee Letter, and (ii) to the extent invoiced at least one (1) Business Day prior to the Amendment No. 2 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Alston & Bird LLP) required to be reimbursed or paid by the Loan Parties under the Loan Documents to the Agents or to any Lender on or prior to the Amendment No. 2 Effective Date.
SECTION 6.Effect of Amendment.
(a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)From and after the Amendment No. 2 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby.

(c)From and after the Amendment No. 2 Effective Date, this Amendment shall constitute a “Loan Document” and an “Incremental Assumption Agreement” for all purposes of the Amended Credit Agreement.
SECTION 7.Amendments; Severability. (a) Once effective, this Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 9.08 of the Amended Credit Agreement.
(a)If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions of this Amendment in such jurisdiction shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.Ratification and Reaffirmation. Each Loan Party hereto hereby (a) consents to the execution, delivery and performance of this Amendment and the performance of the Existing Credit Agreement (as amended hereby) and (b) ratifies and reaffirms: (x) its Obligations in respect of the Existing Credit Agreement and each of the other Loan Documents to which it is a party, as such Obligations have been amended by this Amendment, and all of the covenants, duties, indebtedness and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party and (y) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Collateral Document, which Liens shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.
SECTION 9.GOVERNING LAW; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. The provisions of Sections 9.11 and 9.15 of the Existing Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 10.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 11.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 5. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

RED ROBIN INTERNATIONAL, INC., as the Borrower
By:	/s/ Todd Wilson
Name: Todd Wilson
Title: President and Treasurer
RED ROBIN GOURMET BURGERS, INC., as Holdings
By:	/s/ Todd Wilson
Name: Todd Wilson
Title: Chief Financial Officer

RED ROBIN NORTH HOLDINGS, INC.
RED ROBIN WEST, INC.
WESTERN FRANCHISE DEVELOPMENT, INC.
each as a Loan Party

By:	/s/ Todd Wilson
Name: Todd Wilson
Title: President and Treasurer

RED ROBIN DISTRIBUTING COMPANY LLC
as a Loan Party

By:	/s/ Todd Wilson
Name: Todd Wilson
Title: Manager

[Signature Page to Amendment No. 2]

NORTHWEST ROBINS, L.L.C.
as a Loan Party

By:	/s/ Todd Wilson
Name: Todd Wilson
Title: President and Treasurer of Red Robin International, Inc., the sole member and manager of Northwest Robins, L.L.C.

[Signature Page to Amendment No. 2]

FORTRESS CREDIT CORP., as Administrative Agent and Collateral Agent
By:	/s/ Thomas Kelley
Name: Thomas Kelly
Title: Authorized Signatory
[Signature Page to Amendment No. 2]

DBDB FUNDING LLC, as a Lender
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender and Second Amendment Incremental Revolving Facility Lender By: Drawbridge Special Opportunities GP LLC, its general partner
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as a Lender By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

[Signature Page to Amendment No. 2]

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED as a Lender By: FCOD CLO Management LLC, its collateral
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC, as a Lender By: FCOD CLO Management LLC, its collateral
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC, as a Lender By: FCOD CLO Management LLC, its collateral
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC, as a Lender By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender By: FCOO CLO Management LLC, its collateral manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

[Signature Page to Amendment No. 2]

FORTRESS CREDIT OPPORTUNITIES VIII CLO LLC, as a Lender By: FCOO CLO Management LLC, its collateral manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Deputy Chief Financial Officer

FORTRESS LENDING III HOLDINGS L.P., as a Lender and Second Amendment Incremental Revolving Facility Lender By Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FLF III AB HOLDINGS FINANCE L.P., as a Lender
By: FLF III AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FLF III GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF III GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

FLF III HOLDINGS FINANCE L.P., as a Lender
By: FLF III Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FLF III SM HOLDINGS FINANCE L.P., as a Lender
By: FLF III SM Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FORTRESS LENDING IV HOLDINGS L.P., as a Lender and Second Amendment Incremental Revolving Facility Lender By: Fortress Lending Advisors IV LLC, its investment manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

FLF IV HOLDINGS FINANCE L.P., as a Lender
By: FLF IV Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FORTRESS LENDING FUND III-IV MA-CRPTF LP, as a Lender and Second Amendment Incremental Revolving Facility Lender By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager
By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P., as a Lender
By: FLF III-IV MA-CRPTF Holdings Finance CM LLC, as Servicer
By: Fortress Lending Fund III-IV MA-CRPTF LP, its Sole Member
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Thomas Kelly
Name: Thomas Kelly
Title: Authorized Signatory

TCW DL VIII FINANCING LLC, as a Lender and Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment No. 2]

TCW WV FINANCING LLC, as a Lender and a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Collateral Manager
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW SKYLINE LENDING LP, as a Lender and a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW BRAZOS FUND LLC, as a Lender and a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC, as a Lender and a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment No. 2]

U.S. SPECIALTY INSURANCE COMPANY, as a Lender By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender a Second Amendment Incremental Revolving Facility Lender By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment No. 2]

BUILD PRIVATE CREDIT, L.P., as a Lender By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

ALCOF II NUBT, L.P., as a Lender and a Second Amendment Incremental Revolving Facility Lender By: Arbour Lane Fund II GP, LLC Its: General Partner
By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

ALCOF III NUBT, L.P., as a Lender and Second Amendment Incremental Revolving Facility Lender By: Arbour Lane Fund III GP, LLC Its: General Partner
By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

[Signature Page to Amendment No. 2]

EXHIBIT A
Schedule 2.01
Second Amendment Incremental Revolving Facility Commitments

Second Amendment Incremental Revolving Facility Lender	Second Amendment Incremental Revolving Facility Commitments
DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP	$5,026,459.76
FORTRESS LENDING III HOLDINGS L.P.	$4,804,913.30
FORTRESS LENDING IV HOLDINGS L.P.	$445,444.49
FORTRESS LENDING FUND III-IV MA-CRPTF LP	$56,515.77
ALCOF II NUBT, L.P.	$666,666.67
ALCOF III NUBT, L.P.	$666,666.67
RELIANCE STANDARD LIFE INSURANCE COMPANY	$243,333.34
SAFETY NATIONAL CASUALTY CORPORATION	$243,333.34
TCW BRAZOS FUND LLC	$307,692.31
TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC	$693,333.33
TCW DL VIII FINANCING LLC	$939,487.17
TCW SKYLINE LENDING LP	$491,282.05
TCW WV FINANCING LLC	$414,871.80
Total:	$15,000,000.00